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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 25, 1998
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 FORM 8-K/A #1


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):  September 14, 1998


                             GENESIS DIRECT, INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)


              0-24173                                     22-3449666
      (Commission File Number)              (I.R.S. Employer Identification No.)

    100 PLAZA DRIVE, SECAUCUS, NJ                            07094
(Address of Principal Executive Offices)                  (Zip Code)


                                (201) 867-2800
             (Registrant's Telephone Number, Including Area Code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On September 29, 1998, the Registrant filed a current report on Form 8-K reporting under Item 2 the acquisition of assets of Carol Wright Gifts, Inc. This Form 8-K/A #1 amends that report by providing financial information called for by Item 7.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)   Financial Statements of Business Acquired.
          -----------------------------------------

          See Exhibit 99.1

    (b)   Pro Forma Financial Information.
          -------------------------------

          See Exhibit 99.1

    (c)   Exhibits.
          ---------

          The following exhibits are filed herewith:

           Exhibit
           -------
             No.                Description
             ---                -----------
             23.1           Consent of Deloitte & Touche LLP
             99.1           Financial Statements
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENESIS DIRECT, INC.

                                     By:  /s/ Ronald Benanto
                                        ---------------------------------
                                         Ronald Benanto
                                         Vice President and Chief Financial
                                         Officer
Date:  November 25, 1998